Exhibit 10.1
FIRST INCREMENTAL FACILITY AMENDMENT

THIS FIRST INCREMENTAL FACILITY AMENDMENT (this “Amendment”) dated as of December 14, 2020 to the Credit Agreement referenced below is by and among COEUR MINING, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Incremental Lenders (defined below) and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, revolving credit facilities have been extended to the Borrower pursuant to that certain Credit Agreement dated as of September 29, 2017 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto, the Lenders identified therein and the Administrative Agent; and
WHEREAS, the Borrower has notified the Administrative Agent that pursuant to Section 2.16 of the Credit Agreement certain Lenders identified on the signature pages hereto (collectively, the “Incremental Lenders”) have agreed to provide an increase in the Aggregate Revolving Commitments in the aggregate amount of $50,000,000 (such increase, the “Incremental Revolving Facility”).
NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement (as amended by this Amendment).
2.Establishment of Incremental Facilities.
2.1Incremental Facility Amendment. This Amendment is an Incremental Facility Amendment.
2.2Incremental Revolving Increase. Each Incremental Lender agrees that its Revolving Commitment is the amount set forth opposite such Incremental Lender’s name on Schedule 1 hereto.
2.3New Lenders. From and after the date hereof, each Person identified on the signature pages hereto as an “Incremental Lender” that is not a party to the Credit Agreement immediately prior to giving effect to this Amendment (each, a “New Lender”) shall be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and the other Loan Documents.
3Conditions Precedent. This Amendment shall become effective as of the date hereof upon satisfaction of each of the following conditions precedent in each case in a manner satisfactory to the Administrative Agent:

3.1Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of the Borrower, the Guarantors, each Incremental Lender and the Administrative Agent.
3.2Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date of this Amendment.
3.3Secretary’s Certificates. Receipt by the Administrative Agent of (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, (ii) copies of the Organizational Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a Responsible Officer such Loan Party to be true and correct as of the date hereof (or, in the case where any such Organization Documents have not been modified since the last time such Organization Documents were delivered to the Administrative Agent, a certification to such effect) and (iii) such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.
3.4Notes. Receipt by the Administrative Agent of Notes dated as of the date of the First Incremental Facility Amendment executed by a Responsible Officer of the Borrower in favor of each New Lender requesting a Note from the Borrower.
3.5Representations and Warranties. The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or if such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct) as of such earlier date.
3.6No Default. No Default shall exist or would result from the incurrence of the Incremental Revolving Facility or from the application of the proceeds thereof.
3.7Pro Forma Compliance. Receipt by the Administrative Agent of satisfactory evidence that after giving effect to such Incremental Revolving Commitments (assuming the full amount of the Incremental Revolving Loans thereunder have been funded), on a Pro Forma Basis, the Loan Parties shall be in compliance with the financial covenants set forth in Section 7.11 (it being understood and agreed that for purposes of calculating the Consolidated Net Leverage Ratio under this Section 3.7, the identifiable proceeds of such Incremental Facility Loans shall not qualify as Unrestricted Cash for the purposes of clause (a)(ii) of the definition of Consolidated Net Leverage Ratio).

3.8Fees. Receipt by the Administrative Agent, the Arranger and the Incremental Lenders of any fees required to be paid on or before the date of this Amendment.
For purposes of determining whether the conditions set forth in this Section 3 have been satisfied, by releasing its signature page hereto, each New Lender shall be deemed to have consented to, approved, accepted or be satisfied with each document or other matter required hereunder to be consented to or approved by, or acceptable or satisfactory to, such New Lender.
4.Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment
5.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.
6.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment does not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
7.No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.
8.Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
9.Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Incremental Facility Amendment to be duly executed and delivered as of the date first above written.
BORROWER:                    COEUR MINING, INC.,
a Delaware corporation
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President and Chief Executive Officer
GUARANTORS:                COEUR EXPLORATIONS, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
COEUR ROCHESTER, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
COEUR CAPITAL, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: Chairman and President
COEUR ALASKA, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
COEUR SOUTH AMERICA CORP.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
WHARF RESOURCES (U.S.A.), INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
WHARF RESOURCES MANAGEMENT INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs

Title: Chairman and President
WHARF REWARD MINES INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: Chairman and President
WHARF GOLD MINES INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: Chairman and President
GOLDEN REWARD MINING COMPANY LIMITED PARTNERSHIP
By: Wharf Gold Mines Inc., its General Partner

By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: Chairman and President
COEUR STERLING HOLDINGS LLC
By: Coeur Mining, Inc., its Sole Member
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President and Chief Executive Officer
STERLING INTERMEDIATE HOLDCO, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President
COEUR STERLING, INC.
By: /s/ Mitchell J. Krebs
Name: Mitchell J. Krebs
Title: President

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A., as Administrative Agent

By: /s/ Lisa Berishaj
Name: Lisa Berishaj
Title: Assistant Vice President

BANK OF AMERICA, N.A., as Incremental Lender
By: /s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

ING CAPITAL LLC, as Incremental Lender

By: /s/ Remko van de Water
Name: Remko van de Water
Title: Managing Director

By: /s/ Matthew Rosales
Name: Matthew Rosales
Title: Vice President

SCHEDULE 1
INCREMENTAL LENDER COMMITMENTS

Incremental Lender	Revolving Commitment
Bank of America, N.A.	$ 10,000,000.00
ING Capital LLC	$40,000,000.00

Total	$50,000,000.00